UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2020 (May 24, 2020)
Churchill Downs Incorporated

(Exact name of registrant as specified in its charter)

Kentucky			001-33998	61-0156015
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

600 North Hurstbourne Parkway, Suite 400				40222
Louisville	,	Kentucky
(Address of Principal Executive Offices)				(Zip Code)
(502)-636-4400
Registrant's telephone number, including area code
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	CHDN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01. Entry Into a Material Definitive Agreement.
Churchill Downs Incorporated (“CDI”) and Aristocrat Leisure Limited (“Aristocrat”) announced on May 24, 2020 that they have entered into an agreement in principle to settle the Kater v. Churchill Downs, Inc., and Thimmegowda v. Big Fish Games, Inc. lawsuits (the “Kater and Thimmegowda Litigations”). CDI completed its sale of Big Fish Games, Inc. to Aristocrat in January 2018. The agreement in principle remains contingent on final court approval by the U.S. Federal District Court for the Western District of Washington (the “District Court”).
Under the terms of the settlement, which will take effect only after final court approval of the proposed class settlement:
•A total of USD$155 million will be paid into a settlement fund. CDI will pay USD$124 million of the settlement from its available cash. Aristocrat will pay USD$31 million of the settlement.
•All members of the nationwide settlement class who do not exclude themselves will release all claims relating to the subject matter of the lawsuits.
•Aristocrat has agreed to specifically release CDI of any and all indemnification obligations under the Stock Purchase Agreement dated November 29, 2017, between CDI, Aristocrat, and Big Fish Games, Inc. arising from or related to the Kater and Thimmegowda Litigations, including any claims of diminution of value of Big Fish Games, Inc. and any claims by any person who opts out of the Proposed Class Settlement.
•The parties have agreed to provide notice to the District Court that the parties have reached a settlement in principle and to request that the cases be stayed pending execution and filing of a formal settlement agreement.
A copy of the press release announcing the proposed class settlement is attached as Exhibit 99.1 to this Current Report on Form 8-K. The information in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
The following is being furnished as an exhibit to the Current Report on Form 8-K.

Exhibit Number	Description
99.1	Press Release dated May 24, 2020 issued by Churchill Downs Incorporated
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto, duly authorized.

CHURCHILL DOWNS INCORPORATED
May 26, 2020	/s/ Bradley K. Blackwell
By: Bradley K. Blackwell
Title: Senior Vice President, General Counsel and Secretary